_____________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                        Reported):  February 25, 1997



                       HEADLANDS MORTGAGE SECURITIES INC.
       --------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



         Delaware                   333-16679              Applied For
----------------------------       -------------

(State or Other Jurisdiction       (Commission           (I.R.S. Employer
     of Incorporation)             File Number)          Identification No.)


700 Larkspur Landing Circle,
Suite 240
Larkspur, California                                   94939
----------------------------------                     ----------
(Address of Principal                             (Zip Code)
 Executive Offices)


  Registrant's telephone number, including area code (415) 925-5442
                                                     -----------------

---------------------------------------------------------------------------
(Former Address:

---------------------------------------------------------------------------


Item 5.  Other Events
         ------------

Filing of Computational Materials.
---------------------------------

     In connection with the offering of the Headlands Mortgage Securities Inc. (the "Company") Mortgage Pass-Through Certificates, Series 1997-1 (the "Certificates"), Bear, Stearns & Co. Inc., as the underwriter of the
Certificates (the "Underwriter") has provided certain materials (the "Computational Materials") for distribution to its potential investors. Although the Company provided the Underwriter with certain information regarding the characteristics of the mortgage loans (the "Mortgage Loans") underlying the Certificates, the Company did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as
Exhibit 99.1.



Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
        Information and Exhibits.
        ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 Computational Materials




                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                   HEADLANDS MORTGAGE SECURITIES INC.



                                   By: /s/ Gilbert J. MacQuarrie
                                       -----------------------------------
                                       Name:   Gilbert J. MacQuarrie
                                       Title:  Vice President


Dated:  February 26, 1997




                                Exhibit Index
                               -------------

Exhibit                                                                Page
-------                                                                ----

99.1 Computational Materials




                     EXHIBIT 99.1 COMPUTATIONAL MATERIALS
                    ------------------------------------

                                 HL0297-FINAL

             HL0297-FINAL CLASS C (    ) PLAIN VAN  PAC NOT AVAIL

            ORIG BAL 17,570,000 FAC 1.00000 COUP 6.900 MAT // WAC
                         -0.000(0.000) WAM- / (22766)


PRICE/YIELD VIEW  Fact Thru 09/9999 Hist Coupons

SETTLE DATE    28-Feb-1997    CURVE DATE     24-Feb-1997

Tranche:  C(      )

Price                            */V100                           prepay
                                                                  losses
                                 3.06                             Avg. Life
                                 09/99                            1st Prin
                                 09/00                            Last Prin

 99:16                            7.03                              Yield
                                  2.67                              Duration
 99:20                            6.98                              Yield
                                  2.67                              Duration
 99:24                            6.94                              Yield
                                  2.67                              Duration
 99:28                            6.89                              Yield
                                  2.67                              Duration
 100:0                            6.84                              Yield
                                  2.68                              Duration
 100:4                            6.80                              Yield
                                  2.68                              Duration
 100:8                            6.75                              Yield
                                  2.68                              Duration




                                 HL0297-FINAL

                    HL0297-FINAL CLASS S (    ) PLAIN VAN

            ORIG BAL 76,031,000 FAC 1.00000 COUP 3.013 MAT // WAC
                        -0.000(0.000) WAM- / (-22766)

PRICE/YIELD VIEW  Fact Thru 09/9999 Hist Coupons

SETTLE DATE    28-Feb-1997    CURVE DATE     24-Feb-1997

Tranche:  S(      )

Price                            */V100                            prepay
                                 5.4375%                           losses
                                  2.68                             1M_LIB
                                  03/97                            Avg. Life
                                  07/10                            1st Prin
                                                                   Last Prin
 4:29                             31.40                             Yield
                                  1.23                              Duration
 4:31                             30.38                             Yield
                                  1.25                              Duration
 5:1                              29.39                             Yield
                                  1.26                              Duration
 5:3                              28.42                             Yield
                                  1.28                              Duration
 5:5                              27.48                             Yield
                                  1.30                              Duration
 5:7                              26:56                             Yield
                                  1.32                              Duration
 5:9                              25.67                             Yield
                                  1.33                              Duration





                                 HL0297-FINAL

             HL0297-FINAL CLASS A (    ) PLAIN VAN  PAC NOT AVAIL

            ORIG BAL 28,141,000 FAC 1.00000 COUP 6.600 MAT // WAC
                         -0.000(0.000) WAM- / (22766)

PRICE/YIELD VIEW Fact Thru 09/9999 Hist Coupons

SETTLE DATE    28-Feb-1997    CURVE DATE     24-Feb-1997

Tranche:  A(      )

  Price                          */V100                            prepay
                                                                   losses
                                  0.87                           Avg. Life
                                  03/97                           1st Prin
                                 08/98                          Last Prin
 99.19+                           6.68                              Yield
                                  0.82                              Duration
 99.23+                           6.52                              Yield
                                  0.82                              Duration
 99.27+                           6.37                              Yield
                                  0.82                              Duration
 99.31+                           6.22                              Yield
                                  0.82                              Duration
 100.3+                           6.07                              Yield
                                  0.82                              Duration
 100.7+                           5.92                              Yield
                                  0.82                              Duration
 100.1+                           5.77                              Yield
                                  0.82                              Duration





                                 HL0297-FINAL

             HL0297-FINAL CLASS D (    ) PLAIN VAN  PAC NOT AVAIL

            ORIG BAL 18,096,000 FAC 1.00000 COUP 7.100 MAT // WAC
                        -0.000(0.000) WAM- / (-22766)

PRICE/YIELD VIEW  Fact Thru 09/9999 Hist Coupons

SETTLE DATE    28-Feb-1997    CURVE DATE     24-Feb-1997

Tranche:  D(      )

Price                            */V100                            prepay
                                                                   losses
                                   4.07                           Avg. Life
                                  09/80                           1st Prin
                                  10/01                          Last Prin
 99:17                            7.22                              Yield
                                  3.42                              Duration
 99:21                            7.18                              Yield
                                  3.42                              Duration
 99:25                            7.14                              Yield
                                  3:42                              Duration
 99:29                            7.11                              Yield
                                  3:42                              Duration
 100:1                            7.07                              Yield
                                  3:42                              Duration
 100:5                            7.03                              Yield
                                  3:42                              Duration
 100:9                            7.00                              Yield
                                  3:42                              Duration





                                 HL0297-FINAL

                    HL0297-FINAL CLASS F (    ) PLAIN VAN

            ORIG BAL 76,057,000 FAC 1.00000 COUP 5.987 MAT // WAC
                        -0.000(0.000) WAM- / (-22766)

              1.0000 X 1 - MO LIBOR + 0.5500 CAP 9.0000 @ 8.4500
                            FLOOR 0.5500 @ 0.0000

PRICE/YIELD VIEW Fact Thru 09/9999 Hist Coupons

SETTLE DATE    28-Feb-1997    CURVE DATE     24-Feb-1997

Tranche:  F(      )

Price                            */V100                            prepay
                                                                  losses
                                 5.4375%                           1M_LIB
                                  2.68                           Avg. Life
                                  03/97                           1st Prin
                                  07/10                          Last Prin

 99:20                            6.24                              Yield
                                  2.31                              Duration
 99:24                            6.18                              Yield
                                  2.32                              Duration
 99:28                            6.13                              Yield
                                  2.32                              Duration
 100:0                            6.08                              Yield
                                  2.32                              Duration
 10:4                             6.02                              Yield
                                  2.32                              Duration
 100:8                            5.97                              Yield
                                  2.32                              Duration
 100:12                           5.92                              Yield
                                  2.23                              Duration





                                 HL0297-FINAL

             HL0297-FINAL CLASS L (    ) PLAIN VAN  PAC NOT AVAIL

            ORIG BAL 55,000,503 FAC 1.00000 COUP 7.750 MAT // WAC
                        -0.000(0.000) WAM- / (-22766)

PRICE/YIELD VIEW Fact Thru 09/9999 Hist Coupons

SETTLE DATE    28-Feb-1997    CURVE DATE     24-Feb-1997

Tranche:  I(      )

 Price                            */V100                            prepay
                                  11.52                            losses
                                  03/02                          Avg. Life
                                   01/27                           1st Prin
                                                                  Last Prin
 101:12+                          7.62                              Yield
                                  7.11                              Duration
 101:16+                          7.60                              Yield
                                  7.12                              Duration
 101:20+                          7.58                              Yield
                                  7.12                              Duration
 101:24+                          7.56                              Yield
                                  7.13                              Duration
 101:28+                          7.55                              Yield
                                  7.13                              Duration
 102:0+                           7:53                              Yield
                                  7.13                              Duration
 102:4+                           7.51                              Yield
                                  7.14                              Duration





                                 HL0297-FINAL

                 HL0297-FINAL CLASS B-2 (    )  BBB-RATED SUB

             ORIG BAL 3,887,000 FAC 1.00000 COUP 7.750 MAT // WAC
                        -0.000(0.000) WAM- 1 (-22766)

PRICE/YIELD VIEW Fact Thru 09/9999 Hist Coupons

SETTLE DATE    28-Feb-1997    CURVE DATE     24-Feb-1997

Tranche:  B2(      )

 Price                            */V100                            prepay
                                  10.94                            losses
                                   03/97                          Avg. Life
                                  01/27                           1st Prin
                                                                   Last Prin
 99:9+                            7.91                              Yield
                                  6.76                              Duration
 99:13+                           7.89                              Yield
                                  6.76                              Duration
 99:17+                           7.87                              Yield
                                  6.77                              Duration
 99:21+                           7.85                              Yield
                                  6.77                              Duration
 99:25+                           7.84                              Yield
                                  6.78                              Duration
 99:29+                           7.82                              Yield
                                  6.78                              Duration
 100:1+                           7.80                              Yield
                                  6.78                              Duration





                                 HL0297-FINAL

             HL0297-FINAL CLASS L (    ) PLAIN VAN  PAC NOT AVAIL

            ORIG BAL 55,000,503 FAC 1.00000 COUP 7.750 MAT // WAC
                        -0.000(0.000) WAM- 1 (-22766)

PRICE/YIELD VIEW Fact Thru 09/9999 Hist Coupons

SETTLE DATE    28-Feb-1997    CURVE DATE     24-Feb-1997

Tranche:  L(      )

 Price                            */V100                            prepay
                                  11.52                            losses
                                  03/02                          Avg. Life
                                  01/27                           1st Prin
                                                                  Last Prin
 101.29+                          7:54                              Yield
                                  7:13                              Duration
 102:1+                           7:53                              Yield
                                  7:13                              Duration
 1012.5+                          7:51                              Yield
                                  7:14                              Duration
 102:9+                           7:49                              Yield
                                  7:14                              Duration
 102:13+                          7:47                              Yield
                                  7:15                              Duration
 102:17+                          7:46                              Yield
                                  7:15                              Duration
 102:21+                          7:44                              Yield
                                  7:16                              Duration





                                 HL0297-FINAL

             HL0297-FINAL CLASS B (    ) PLAIN VAN  PAC NOT AVAIL

            ORIG BAL 22,732,000 FAC 1.00000 COUP 6.800 MAT // WAC
                        -0.000(0.000) WAM- 1 (-22766)

PRICE/YIELD VIEW Fact Thru 09/9999 Hist Coupons

SETTLE DATE    28-Feb-1997    CURVE DATE     24-Feb-1997

Tranche:  B(      )

 Price                            */V100                            prepay
                                  2.05                             losses
                                  08/98                          Avg. Life
                                  09/99                           1st Prin
                                                                   Last Prin
 99:22                            6.84                              Yield
                                  1.85                              Duration
 99:26                            6.77                              Yield
                                  1.85                              Duration
 99:30                            6.71                              Yield
                                  1.85                              Duration
 100:2                            6.64                              Yield
                                  1.85                              Duration
 100:6                            6.57                              Yield
                                  1.85                              Duration
 100:10                           6.51                              Yield
                                  1.85                              Duration
 100:14                           6.44                              Yield
                                  1.85                              Duration

